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                             PRUDENTIAL MUTUAL FUNDS
                     Prudential Total Return Bond Fund, Inc.


This supplement is intended to correct a typographical error that occurred in the filing of the prospectus of Prudential Total Return Bond Fund, Inc., dated March 1, 2002, filed on March 1, 2002. The objective stated on the cover page of the prospectus is corrected to read "Total return" versus "Capital appreciation." The typographical error appeared in the EDGAR filing only and this filing is intended to correct the EDGAR filing and conform it to the printed form of prospectus in use by the registrant.